JPMorgan Funds - JPMorgan Instituional Trust
Rule 10f-3 Transactions
For the period from March 1, 2014 to August 31, 2014

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Core Bond Trust
Trade Date 3/4/2014
Issuer Burlington Northern Santa Fe, LLC (BNSF 3.75% April 1, 2024)
Cusip 12189LAR
Bonds 249,000
Offering Price $99.673
Spread 0.45%
Cost $248,186
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.00%
Syndicate Members JPMorgan, Morgan Stanley, Wells Fargo, PNC, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/4/2014
Issuer Burlington Northern Santa Fe, LLC (BNSF 3.75% April 1, 2024)
Cusip 12189LAR
Bonds 100,000
Offering Price $99.673
Spread 0.45%
Cost $99,673
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.00%
Syndicate Members JPMorgan, Morgan Stanley, Wells Fargo, PNC, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 3/6/2014
Issuer General Electric Company (GE 3.375% March 11, 2024)
Cusip 369604BG
Bonds 436,000
Offering Price $99.061
Spread 0.38%
Cost $431,906
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.21%
Syndicate Members Barcalys, Credit Suisse, Deutsche Bank, BofA Merrill Lynch, RBC, Citigroup, Goldman Sachs, JPMorgan, Morgan Stanley, Banca IMI, Blaylock, BNP Paribas, CastleOak, HSBC, ING, Lebenthal, Loop Capital, Mischler, Mitsubishi UFJ, Mizuho, RBS, Samuel A Ramirez, Santander, SMBC Nikko, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/6/2014
Issuer General Electric Company (GE 3.375% March 11, 2024)
Cusip 369604BG
Bonds 175,000
Offering Price $99.061
Spread 0.38%
Cost $173,357
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.21%
Syndicate Members Barcalys, Credit Suisse, Deutsche Bank, BofA Merrill Lynch, RBC, Citigroup, Goldman Sachs, JPMorgan, Morgan Stanley, Banca IMI, Blaylock, BNP Paribas, CastleOak, HSBC, ING, Lebenthal, Loop Capital, Mischler, Mitsubishi UFJ, Mizuho, RBS, Samuel A Ramirez, Santander, SMBC Nikko, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 3/10/2014
Issuer Petrobras Global Finance B.V. (PETBRA 6.25% March 17, 2024)
Cusip 71647NAM
Bonds 2,622,000
Offering Price $99.772
Spread 0.30%
Cost $2,616,022
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.33%
Syndicate Members Bank Of China, BB Securities, Bredesco BBI, Citigroup, HSBC, JPMorgan, Banca IMI, Scotia Bank
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/10/2014
Issuer Petrobras Global Finance B.V. (PETBRA 6.25% March 17, 2024)
Cusip 71647NAM
Bonds 295,000
Offering Price $99.772
Spread 0.30%
Cost $294,327
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.33%
Syndicate Members Bank Of China, BB Securities, Bredesco BBI, Citigroup, HSBC, JPMorgan, Banca IMI, Scotia Bank
Fund JPMorgan Core Bond Trust
Trade Date 3/10/2014
Issuer Verizon Communications Inc. (VZ 4.15% March 15, 2024)
Cusip 92343VBY
Bonds 938,000
Offering Price $99.838
Spread 0.45%
Cost $936,480
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.78%
Syndicate Members Citigroup, Goldman Sachs, Mitsubishi UFJ, RBC, UBS, Wells Fargo, Barclays, BNY Mellon, CL King, JPMorgan, BofA merrill Lynch, Mischler, Morgan Stanley, PNC, Samuel A Ramirez, SMBC Nikko, US Bancorp, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/10/2014
Issuer Verizon Communications Inc. (VZ 4.15% March 15, 2024)
Cusip 92343VBY
Bonds 156,000
Offering Price $99.838
Spread 0.45%
Cost $155,747
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.78%
Syndicate Members Citigroup, Goldman Sachs, Mitsubishi UFJ, RBC, UBS, Wells Fargo, Barclays, BNY Mellon, CL King, JPMorgan, BofA merrill Lynch, Mischler, Morgan Stanley, PNC, Samuel A Ramirez, SMBC Nikko, US Bancorp, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 3/10/2014
Issuer Verizon Communications Inc. (VZ 3.45% March 15, 2021)
Cusip 92343VCC
Bonds 381,000
Offering Price $99.982
Spread 0.40%
Cost $380,931
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.40%
Syndicate Members Citigroup, Goldman Sachs, Mitsubishi UFJ, RBC, UBS, Wells Fargo, Barclays, BNY Mellon, CL King, JPMorgan, BofA merrill Lynch, Mischler, Morgan Stanley, PNC, Samuel A Ramirez, SMBC Nikko, US Bancorp, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/10/2014
Issuer Verizon Communications Inc. (VZ 3.45% March 15, 2021)
Cusip 92343VCC
Bonds 72,000
Offering Price $99.982
Spread 0.40%
Cost $71,987
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.40%
Syndicate Members Citigroup, Goldman Sachs, Mitsubishi UFJ, RBC, UBS, Wells Fargo, Barclays, BNY Mellon, CL King, JPMorgan, BofA merrill Lynch, Mischler, Morgan Stanley, PNC, Samuel A Ramirez, SMBC Nikko, US Bancorp, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/11/2014
Issuer Toyota Auto Receivables Owner Trust 2014-A A2 (TAOT 2014-A A2 0.41% August 15, 2016)
Cusip 89231MAB
Bonds 455,000
Offering Price $99.999
Spread 0.20%
Cost $454,997
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 13.74%
Syndicate Members BofA merrill Lynch, Citigroup, BNP Paribas, Credit Agricole, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 4/7/2014
Issuer Metropolitan Life Global Funding I (MET 1.30% April 10, 2017 144A)
Cusip 59217GBH
Bonds 638,000
Offering Price $99.862
Spread 0.25%
Cost $637,120
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.99%
Syndicate Members BofA Merrill Lynch, Barclays, Deutsche Bank, JPMorgan, Morgan Stanley, BNP Paribas, HSBC, Mizuho, SMBC, US bancorp
Fund JPMorgan Core Bond Trust
Trade Date 4/10/2014
Issuer Ventas Realty LP (VTR 3.75% May 1, 2024)
Cusip 92277GAD
Bonds 353,000
Offering Price $99.304
Spread 0.65%
Cost $350,543
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.28%
Syndicate Members Barclays, Citigroup, RBC, Credit Agricole, JPMorgan, BofA Merrill Lynch, TD Securities, UBS, BBVA, Credit Suisse, Goldman Sachs, Mitusbishi UFJ, Morgan Stanley, PNC, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 4/10/2014
Issuer Ventas Realty LP (VTR 3.75% May 1, 2024)
Cusip 92277GAD
Bonds 44,000
Offering Price $99.304
Spread 0.65%
Cost $43,694
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.28%
Syndicate Members Barclays, Citigroup, RBC, Credit Agricole, JPMorgan, BofA Merrill Lynch, TD Securities, UBS, BBVA, Credit Suisse, Goldman Sachs, Mitusbishi UFJ, Morgan Stanley, PNC, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 4/23/2014
Issuer CNOOC Finance (2014) ULC (CNOOC 4.25% April 30, 2024)
Cusip 12591DAC
Bonds 1,789,000
Offering Price $99.565
Spread 0.23%
Cost $1,781,218
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.22%
Syndicate Members BOCI Asis, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley, UBS
Fund JPMorgan Intermediate Bond Trust
Trade Date 4/23/2014
Issuer CNOOC Finance (2014) ULC (CNOOC 4.25% April 30, 2024)
Cusip 12591DAC
Bonds 200,000
Offering Price $99.565
Spread 0.23%
Cost $199,130
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.22%
Syndicate Members BOCI Asis, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley, UBS
Fund JPMorgan Core Bond Trust
Trade Date 4/23/2014
Issuer PNC Financial Services (PNC 3.90% April 29, 2024)
Cusip 693475AP
Bonds 182,000
Offering Price $99.737
Spread 0.45%
Cost $181,521
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.53%
Syndicate Members Citigroup, Goldman Sachs, JPMorgan, PNC
Fund JPMorgan Core Bond Trust
Trade Date 4/29/2014
Issuer Apple Inc (AAPL 2.85% May 6, 2021)
Cusip 037833AR
Bonds 2,364,000
Offering Price $99.754
Spread 0.18%
Cost $2,358,185
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.30%
Syndicate Members Deutsche Bank, Goldman Sachs, JPMorgan, BofA Merrill Lynch, Barclays, Citigroup, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 4/29/2014
Issuer Apple Inc (AAPL 2.85% May 6, 2021)
Cusip 037833AR
Bonds 201,000
Offering Price $99.754
Spread 0.18%
Cost $200,506
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.30%
Syndicate Members Deutsche Bank, Goldman Sachs, JPMorgan, BofA Merrill Lynch, Barclays, Citigroup, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/7/2014
Issuer CarMax Auto Owner Trust 2014-2 A3 (CARMX 2014-2 A3 0.98% January 15, 2019)
Cusip 14313RAC
Bonds 337,000
Offering Price $99.993
Spread 0.23%
Cost $336,976
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 12.25%
Syndicate Members Barclays, JPMorgan, BofA Merrill Lynch, Scotia Bank
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/7/2014
Issuer Hyundai Auto Receivables Trust 2014-B A3 (HART 2014-B A3 0.90% December 17, 2018)
Cusip 44890UAC
Bonds 281,000
Offering Price $99.997
Spread 0.21%
Cost $280,991
Dealer Executing Trade RBC Capital Market
% of Offering  purchased by firm 8.04%
Syndicate Members BNP Paribas, HSBC, CIBC, Credit Agricole
Fund JPMorgan Core Bond Trust
Trade Date 5/19/2014
Issuer Amgen Inc (AMGN 3.625% May 22, 2024)
Cusip 031162BV
Bonds 491,000
Offering Price $99.834
Spread 0.45%
Cost $490,185
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.87%
Syndicate Members Barclays, Citigroup, Goldman Sachs, HSBC, JPMorgan, Morgan Stanley, Mitsubishi UFJ, Banca IMI, Credit Suisse, Deutsche Bank
Fund JPMorgan Core Bond Trust
Trade Date 5/20/2014
Issuer South Carolina Electric & Gas Company (SCG 4.50% June 1, 2064)
Cusip 837004CH
Bonds 65,000
Offering Price $98.938
Spread 0.88%
Cost $64,310
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.80%
Syndicate Members Credit Suisse, JPMorgan, TD Securities, Wells Fargo, Drexel Hamilton, FTN Financial, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 6/2/2014
Issuer Express Scripts Holding Company (ESRX 3.50% June 15, 2024)
Cusip 30219GAK
Bonds 900,000
Offering Price $99.272
Spread 0.65%
Cost $893,448
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.20%
Syndicate Members Citigroup, Credit Suisse, Deutsche Bank, RBS, Credit Agricole, JPMorgan, BofA Merrill Lynch, Mitsubishi UFJ, Mizuho, RBC, Scotia Capital, SMBC Nikko, SunTrust, US Bancorp, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 6/2/2014
Issuer Express Scripts Holding Company (ESRX 3.50% June 15, 2024)
Cusip 30219GAK
Bonds 72,000
Offering Price $99.272
Spread 0.65%
Cost $71,476
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.20%
Syndicate Members Citigroup, Credit Suisse, Deutsche Bank, RBS, Credit Agricole, JPMorgan, BofA Merrill Lynch, Mitsubishi UFJ, Mizuho, RBC, Scotia Capital, SMBC Nikko, SunTrust, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 6/10/2014
Issuer Johnson Controls Inc (JCI 4.95% July 2, 2064)
Cusip 478373AE
Bonds 173,000
Offering Price $99.794
Spread 1.00%
Cost $172,644
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.72%
Syndicate Members Barclays, Citigroup, Goldman Sachs, BofA Merrill Lynch, Wells Fargo, ING, JPMorgan, Mitsubishi UFJ, TD Securities, US bancorp, Banca, Commerz, Credit Agricole, Danske, Morgan Stanley, RBS, Sandler O"Neill, Standard Chartered, UniCredit
Fund JPMorgan Core Bond Trust
Trade Date 6/10/2014
Issuer Sempra Energy (SRE 3.55% June 15, 2024)
Cusip 816851AV
Bonds 236,000
Offering Price $99.708
Spread 0.65%
Cost $235,311
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.22%
Syndicate Members Credit Suisse, Deutsche Bank, JPMorgan, Wells Fargo, Goldman Sachs, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 6/11/2014
Issuer New York Life Global Funding (NYLIFE 2.15% June 18, 2019 144A)
Cusip 64952WBT
Bonds 10,682,000
Offering Price $99.887
Spread 0.24%
Cost $10,669,929
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 7.02%
Syndicate Members Barclays, Credit Suisse, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 6/11/2014
Issuer New York Life Global Funding (NYLIFE 2.15% June 18, 2019 144A)
Cusip 64952WBT
Bonds 73,000
Offering Price $99.887
Spread 0.24%
Cost $72,918
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 7.02%
Syndicate Members Barclays, Credit Suisse, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 6/16/2014
Issuer Macquarie Bank Ltd (MQGAU 2.60% June 24, 2019 144A)
Cusip 55608PAH
Bonds 291,000
Offering Price $99.939
Spread 0.28%
Cost $290,822
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.11%
Syndicate Members Citigroup, JPMorgan, Macquarie, Wells Fargo, nabSecurities
Fund JPMorgan Core Bond Trust
Trade Date 6/26/2014
Issuer Monsanto Company (MON 4.20% July 15, 2034)
Cusip 61166WAN
Bonds 253,000
Offering Price $99.355
Spread 0.88%
Cost $251,368
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.86%
Syndicate Members Barclays, Citigroup, Goldman Sachs, JPMorgan, BofA Merrill Lynch, Mitsubishi UFJ, Morgan Stanley, RBS, BNY Mellon, Credit Agricole, Fifth Third, Mizuho, Rabo, Santander, SG Americas, Standard Chartered, UniCredit, Wells Fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 6/26/2014
Issuer Monsanto Company (MON 4.70% July 15, 2064)
Cusip 61166WAQ
Bonds 278,000
Offering Price $99.083
Spread 1.00%
Cost $275,451
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.79%
Syndicate Members Barclays, Citigroup, Goldman Sachs, JPMorgan, BofA Merrill Lynch, Mitsubishi UFJ, Morgan Stanley, RBS, BNY Mellon, Credit Agricole, Fifth Third, Mizuho, Rabo, Santander, SG Americas, Standard Chartered, UniCredit, Wells Fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 6/26/2014
Issuer Monsanto Company (MON 2.75% July 15, 2021)
Cusip 61166WAT
Bonds 664,000
Offering Price $99.815
Spread 0.63%
Cost $662,772
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.75%
Syndicate Members Barclays, Citigroup, Goldman Sachs, JPMorgan, BofA Merrill Lynch, Mitsubishi UFJ, Morgan Stanley, RBS, BNY Mellon, Credit Agricole, Fifth Third, Mizuho, Rabo, Santander, SG Americas, Standard Chartered, UniCredit, Wells Fargo, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 6/26/2014
Issuer Monsanto Company (MON 2.75% July 15, 2021)
Cusip 61166WAT
Bonds 73,000
Offering Price $99.815
Spread 0.63%
Cost $72,865
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.75%
Syndicate Members Barclays, Citigroup, Goldman Sachs, JPMorgan, BofA Merrill Lynch, Mitsubishi UFJ, Morgan Stanley, RBS, BNY Mellon, Credit Agricole, Fifth Third, Mizuho, Rabo, Santander, SG Americas, Standard Chartered, UniCredit, Wells Fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 6/30/2014
Issuer Oracle Corporation (ORCL 4.30% July 8, 2034)
Cusip 68389XAV
Bonds 457,000
Offering Price $99.960
Spread 0.70%
Cost $456,817
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.41%
Syndicate Members JPMorgan, BofA Merrill Lynch, Wells Fargo, BNP Paribas, Citigroup, Deutsche Bank, RBS, Barclays, Credit Suisse, HSBC, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, Santander, Standard Chartered, SunTrust
Fund JPMorgan Core Bond Trust
Trade Date 6/30/2014
Issuer Oracle Corporation (ORCL 2.80% July 8, 2021)
Cusip 68389XBA
Bonds 586,000
Offering Price $99.855
Spread 0.30%
Cost $585,150
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.99%
Syndicate Members JPMorgan, BofA Merrill Lynch, Wells Fargo, BNP Paribas, Citigroup, Deutsche Bank, RBS, Barclays, Credit Suisse, HSBC, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, Santander, Standard Chartered, SunTrust
Fund JPMorgan Core Bond Trust
Trade Date 7/14/2014
Issuer Bed Bath & Beyond Inc (BBBY 4.915% August 1, 2034)
Cusip 075896AB
Bonds 217,000
Offering Price $99.998
Spread 0.75%
Cost $216,996
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.53%
Syndicate Members JPMorgan, Morgan Stanley, Wells fargo, Goldman Sachs, RBC, Santander
Fund JPMorgan Intermediate Bond Trust
Trade Date 7/14/2014
Issuer Bed Bath & Beyond Inc (BBBY 4.915% August 1, 2034)
Cusip 075896AB
Bonds 32,000
Offering Price $99.998
Spread 0.75%
Cost $31,999
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.53%
Syndicate Members JPMorgan, Morgan Stanley, Wells fargo, Goldman Sachs, RBC, Santander
Fund JPMorgan Core Bond Trust
Trade Date 7/16/2014
Issuer CSX Corporation (CSX 3.40% August 1, 2024)
Cusip 126408HB
Bonds 400,000
Offering Price $99.915
Spread 0.65%
Cost $399,660
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.57%
Syndicate Members Citigroup, Credit Suisse, Morgan Stanley, UBS, JPMorgan, Mizuho, Mitsubishi UFJ, PNC Capital, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 7/16/2014
Issuer CSX Corporation (CSX 3.40% August 1, 2024)
Cusip 126408HB
Bonds 100,000
Offering Price $99.915
Spread 0.65%
Cost $99,915
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.57%
Syndicate Members Citigroup, Credit Suisse, Morgan Stanley, UBS, JPMorgan, Mizuho, Mitsubishi UFJ, PNC Capital, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 7/17/2014
Issuer Comerica Inc (CMA 3.80% July 22, 2026)
Cusip 200340AQ
Bonds 148,000
Offering Price $99.780
Spread 0.65%
Cost $147,674
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.55%
Syndicate Members Deutsche Bank, JPMorgan, Comerica, Sandler O'Neill
Fund JPMorgan Intermediate Bond Trust
Trade Date 7/17/2014
Issuer Comerica Inc (CMA 3.80% July 22, 2026)
Cusip 200340AQ
Bonds 16,000
Offering Price $99.780
Spread 0.65%
Cost $15,965
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.55%
Syndicate Members Deutsche Bank, JPMorgan, Comerica, Sandler O'Neill
Fund JPMorgan Core Bond Trust
Trade Date 7/23/2014
Issuer EBAY Inc (EBAY 2.875% August 1, 2021)
Cusip 278642AK
Bonds 1,125,000
Offering Price $99.779
Spread 0.40%
Cost $1,122,514
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.41%
Syndicate Members Citigroup, JPMorgan, Wells fargo, Barclays, BNP Paribas, BNY Mellon, Credit Suisse, HSBC, Mitsubishi UFJ, RBC, RBS, Standard Chatered, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 7/23/2014
Issuer EBAY Inc (EBAY 2.875% August 1, 2021)
Cusip 278642AK
Bonds 125,000
Offering Price $99.779
Spread 0.40%
Cost $124,724
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.41%
Syndicate Members Citigroup, JPMorgan, Wells fargo, Barclays, BNP Paribas, BNY Mellon, Credit Suisse, HSBC, Mitsubishi UFJ, RBC, RBS, Standard Chatered, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 7/23/2014
Issuer EBAY Inc (EBAY 3.45% August 1, 2024)
Cusip 278642AL
Bonds 500,000
Offering Price $99.899
Spread 0.45%
Cost $499,495
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.36%
Syndicate Members Citigroup, JPMorgan, Wells fargo, Barclays, BNP Paribas, BNY Mellon, Credit Suisse, HSBC, Mitsubishi UFJ, RBC, RBS, Standard Chatered, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 8/5/2014
Issuer Comcast Corp (CMCSA 4.20% August 15, 2034)
Cusip 20030NBM
Bonds 555,000
Offering Price $99.624
Spread 0.65%
Cost $552,913
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.16%
Syndicate Members Credit Suisse, JPMorgan, Lloyds, Mizuho, SunTrust, Barclays, BNP Paribas, Deutsche Bank, DNB Markets, Goldman Sachs, BofA Merrill Lynch, Mitsubishi UFJ, RBC, RBS, Santander, SMBC Nikko, TD Securities, UBS, US bancorp, Wells Fargo, Derxel Hamilton, Jefferies, Loop Caital, MFR Securities, Mischler, Samuel A Ramirez, Wiiliams Capital
Fund JPMorgan Core Bond Trust
Trade Date 8/5/2014
Issuer Tyson Foods Inc (TSN 3.95% August 15, 2024)
Cusip 902494AX
Bonds 777,000
Offering Price $99.696
Spread 0.65%
Cost $774,638
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.88%
Syndicate Members HSBC JPMorgan, Morgan Stanley, Credit Agricole, Mitsubishi UFJ, Rabo Securities, RBC, US bancorp
Fund JPMorgan Intermediate Bond Trust
Trade Date 8/5/2014
Issuer Tyson Foods Inc (TSN 3.95% August 15, 2024)
Cusip 902494AX
Bonds 73,000
Offering Price $99.696
Spread 0.65%
Cost $72,778
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.88%
Syndicate Members HSBC JPMorgan, Morgan Stanley, Credit Agricole, Mitsubishi UFJ, Rabo Securities, RBC, US bancorp
Fund JPMorgan Core Bond Trust
Trade Date 8/7/2014
Issuer WellPoint Inc. (WLP 4.65% August 15, 2044)
Cusip 94973VBK
Bonds 648,000
Offering Price $99.791
Spread 0.88%
Cost $646,646
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.29%
Syndicate Members Goldman sachs, JPMorgan, BofA Merril Lynch, Barclays, Citigroup, Credit Suisse, Morgan Stanley, SunTrust, Wells Fargo, BB&T, Deutsche Bank, Fifth Third, Huntington, Mitsubishi UFJ, SMBC Nikko, UBS, US Bancorp